EXHIBIT 10.15

                                   CHASE-ROYER

                             COMMERCIAL TRANSACTION

                                      1997



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                    CONVEYANCE OF ALTERNATIVE REFRIGERATION,

                      COOLING AND AIR PURIFICATION SYSTEMS

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We, Rudolph L. Chase, P.O. Box 10 - Main Street, Craftsbury,  Vermont USA 05826,
and Raymond C. Chase, RR1 - Box 14, Craftsbury, Vermont, USA 05826, for financial and other consideration received on this date, said consideration recognized and acknowledged by us as being full, adequate and complete, do hereby voluntarily and knowingly execute this legal instrument with the express intention of effecting the absolute, full and forever release, relinquishment, transfer and conveyance to Clement H. Royer, 358 Phaeton Street, Windsor, Connecticut, USA 06095, of any and all equitable rights, titles and interests, and any and all other rights, titles, patents and interests, of any kind or sort whatsoever, related to or connected in any way, shape or form, to the business,
pursuit  or  commercial  enterprise  of  developing,  refining,   manufacturing,
marketing and/or profiting from any and all alternative energy systems and functions, and specifically, any and all systems, processes and functions that utilize atmospheric air to cool, refrigerate and/or purify enclosures, said herein-referenced rights, titles, patents and interests held by us individually and/or held by Natural Cool, Inc., a Vermont corporation, and/or Natural Cool, Ltd., a Connecticut corporation, two separate entities of which we are the sole possessors and stockholders, and each corporate entity is being conveyed by us in its entirety to Clement H. Royer, along with any and all of our residual and remaining attendant private interests.

All manner of personal and corporate rights, titles and interests referenced herein and ever possessed and enjoyed by us in and to any and all of the property, patents, proprietary processes and knowledge, and any and all commercial activity and matter referenced herein, are conveyed fully and completely to Clement H. Royer of 358 Phaeton Street, Windsor Connecticut, USA 06095.

This legal instrument incorporates by reference the full and unfettered right to exploit and commercially profit from the unrestricted use and application of U.S. Patent Number 5,144,816, as evidenced and issued to Rudolph L. Chase on September 8, 1992, and herein conveyed and assigned to Clement H. Royer.

We, Rudolph L. Chase and Raymond C. Chase, warrant that we will fully defend, protect indemnify and save harmless Clement H. Royer, his successors, heirs and assigns, from any and all adverse claims that may be made by any party against said legal title herein conveyed.

We unequivocally and without reservation intend this legal instrument to fully and completely bind us, our heirs, our legal representatives and all assigns.

For consideration paid to us on this date, we further agree to not act to circumvent, by any direct or indirect means, the letter and spirit of this conveyance. We agree to refrain, cease and desist from any discussion, dissemination or disclosure of any' information, knowledge or matter related in any way to the business and commercial activity referenced herein and further related to the entire body of rights and interests conveyed by us on this date.

IN WITNESS WHEREOF, this legal instrument is affirmed and executed on March 1, 1997, by our free acts and deeds.


/s/ Rudolph L. Chase
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Rudolph L. Chase


/s/ Rudolph L. Chase
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Natural Cool, Ltd.
Rudolph L. Chase, its President


/s/ Rudolph L. Chase
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Natural Cool, Inc.
Rudolph L. Chase, its President


THIS COMMERCIAL CONVEYANCE HAS BEEN ACCEPTED AND ASSENTED TO IN ITS ENTIRETY BY:

/s/ Clement H. Royer
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Clement H. Royer

3/1/97
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Date